united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/15

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

SMH Representation Trust

June 30, 2015

SMH Capital Advisors, Inc.

4800 Overton Plaza, STE 300

Fort Worth, TX 76109

July 31, 2015

SMH Representation Trust

Dear Fellow Shareholders,

During the course of the year, volatility returned and remained front and center for the high yield asset class. Commodity price contractions, asset outflows, hedge fund closures and macroeconomic and geopolitical events were all leading contributors to the volatility. Energy, as the largest component of the Merrill Lynch High Yield Cash Pay Index representing a 14.4% weighting as of June 30 2015, played the largest role. OPEC stood defiant on reducing production in their November meeting, creating a sharp contraction in oil futures. This trickled down into the bond pricing of most U.S. High Yield oil and gas producers. This large price movement was especially adversarial to many credit based hedge funds which became forced sellers of positions to reduce leverage. In the extreme case, it created an environment in which many of these funds were forced to close, or wind down their operations. According to Bloomberg, these hedge fund closures exceeded the pace that occurred following the financial crisis of 2007-2008. As both positive and negative sentiment fluctuated within the high yield asset class, net outflows within high yield mutual funds and ETF’s prevailed contributing to additional volatility.

The SMH Representation Trust’s total returns for the year ended 06/30/15 as compared to the BofA Merrill Lynch U.S. Cash Pay High Yield Index1 were as follows:

	Year Ended (6/30/15)	Since Inception (05/24/10)*
SMH Representation Trust	-18.71%	2.92%
BofA Merrill Lynch U.S. Cash Pay High Yield Index[1]	-0.53%	8.51%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s investment advisor has contractually agreed to waive all fees and reimburse certain expenses of the Fund. Without these waivers, the Fund’s total annual operating expenses would have been 0.81%, per the most recent prospectus. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

The SMH Representation Trust underperformed its benchmark, the BofA Merrill Lynch U.S. Cash Pay High Yield Index for the fiscal year ending June 30, 2015. The current state of the high yield market and more specifically, the fact that SMHCA is a concentrated manager and invested heavily in industries that experienced large downside volatility, created a double edged sword. From a High Yield Portfolio Manager perspective, we tend to embrace these dislocations that occur as they can offer a chance to continue to build portfolio with strong yields. In our experienced opinion, we have managed through similar markets such as when Long Term Capital collapsed and created volatility in the markets from 1998-2000 and more recently the pullback in high yield during the Financial Crisis in late 2007 and 2008. Based on historical analysis, it took about 18-24 months for the unrealized appreciation to reverse itself following one of the above listed past downturns.

There were several factors that led to our underperformance. The hardest hit areas of the Fund were energy and mining related companies. Additional pricing pressure was created in certain sectors and companies that correlated to hedge fund holdings. Hedge funds deleveraged, closed and liquidated at a pace not seen since the 2008 financial crisis. This occurred as many hedge fund shared exposure in two main trades. The first trade was nicknamed the “GSE trade. The second trade was directly related to energy and commodity based investments as OPEC failed to cut production. Both of these trades went directionally against these particular hedge funds expectations. As a result, hedge fund closure and liquidations created forced selling putting downward pricing pressure of energy and commodity related securities Based on our research and market experience, we feel that much of this will be reversed and believe that this is an opportunity to reinvest proceeds and add to allocations within high yield. The basis of the reason is SMHCA’s investment philosophy. We invest in companies with strong balance sheets that have adequate tangible assets to cover their debt obligations. We expect to see firms cutting expenses and not starting projects that are not already underway or completed. Many of the companies in our portfolios have oil price hedging strategies that will insulate them from much of the impact of lowered prices through 2015 and in some cases through the first half of 2016. In addition, we expect to see an increase in mergers and acquisitions as companies look to take advantage of the current dislocation to identify undervalued candidates or use this opportunity to diversify their existing business. Coal, which is represented as part of the mining allocation of the Fund, continues to experience severe weakness in coal pricing. The disjointed supply and demand market for thermal coal was driven by increased competition from cheap natural gas which can also be used by utilities that generate electricity. This coupled with arduous government regulations from the EPA have driven coal prices to a 10 year low. Metallurgical coal pricing pressure was directly related to the oversupply of seaborne Australian metallurgical coal coupled with the slowing demand for steel.

In addition, some of the underperformance was attributed to the outperformance of certain sectors we do not invest in due to our proprietary investment process. We remain extremely disciplined to our security selection process and will not chase returns in sectors or companies that do not fit within our philosophy. It is not uncommon for high conviction strategy returns to shift from one period to the next. While these factors could affect short-term performance, we continue to keep the goal of long-term, full market cycle performance above market returns a top priority. The Portfolio Managers of the Fund do not set out to beat a benchmark from month to month; we manage for a full market cycle. The team’s goal is to provide a high level of income with additional return coming from actively managing the portfolio to take advantage of trading gains.

Our advocacy remains for focused active management within the high yield asset class. The BofA Merrill Lynch U.S. Cash Pay High Yield Index currently tracks more than 2,000 individual securities making it almost impossible for any investor to replicate. As a high conviction portfolio manager, with a typical portfolio construction of 20 to 40 positions, the portfolio is expected to exhibit higher amounts of volatility both on the upside and downside relative to the index. The portfolio tends to be less sensitive to market movements and more driven by the fundamentals and events of the individual credits within the portfolio.

SMH Capital Advisors consistently emphasizes the following strategies in an attempt to add returns above the interest income

Rolling Down the Curve

As the holdings get shorter in maturity, the ’spread’ also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating or complexity of the company’s remaining debt structure.

As of June 30, 2015, the Fund’s top 5 holdings were as follows (unaudited):

Fund’s Top 5 Holdings
Fidelity	13.20%
Hecla Mining Co	5.71%
Sprint Capital Corp	5.37%
Caesars Entertainment Operating Co Inc	5.19%
Advanced Micro Devices Inc	5.11%
Total	34.59%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2015. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2015, the Fund’s sector allocation was as follows (unaudited):

Sector Allocations
Mining	17.97%
Oil & Gas	17.57%
Cash & Other Assets	14.46%
Telecommunications	8.82%
Electrical Component & Equipment	6.29%
Lodging	5.19%
Semiconductors	5.11%
Cosmetics	5.06%
Biotechnology	4.79%
Electric	4.68%
Transportation	3.57%
Retail	3.36%
Coal	3.13%
Total	100.00%

Percentages in the above table are based on net assets of the Fund as of June 30, 2015.

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines. As a high conviction manager, we do not have the ability to gauge or control market price volatility. However, we will continue to position the Fund holdings to capture interest income and capital gains as we keep long-term above market total returns in perspective for our clients.

Sincerely,

SMH Capital Management

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

1 The BofA Merrill Lynch U.S. Cash Pay High Yield Index is a total return index that reflects both changes in the prices of stocks in the S&P 500 Index as well as the reinvestment of the dividend income from its underlying stocks. The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and US domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax exempt US municipal, DRD-eligible and defaulted securities are excluded from the Index.

4602-NLD-8/28/2015

SMH Representation Trust

PORTFOLIO REVIEW (Unaudited)

June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	Since Inception**
SMH Representation Trust	(18.71)%	(3.38)%	2.75%	2.92%
BofA Merrill Lynch U.S. Cash Pay High Yield Index (a)	(0.53)%	6.74%	8.37%	8.51%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s investment advisor has contractually agreed to waive all fees and reimurse certain expenses of the Fund. Without these waivers, the Fund’s total annual operating expenses would have been 0.81%, per the most recent prospectus. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market.

**	Inception date is May 24, 2010.

Comparison of the Change in Value of a $10,000 Investment

SMH Representation Trust
Portfolio Weightings (Unaudited)
June 30, 2015

3.13%
3.36%
3.57%
4.68%
4.79%
5.06%
5.11%
5.19%
6.29%
8.82%
14.46%
17.57%
17.97%
Mining - 17.97%
Oil & Gas - 17.57%
Cash & Other Assets - 14.46%
Telecommunications - 8.82%
Electrictrical Component & Equipment - 6.29%
Lodging - 5.19%
Semiconductors - 5.11%
Cosmetics 5.06%
Biotechnology - 4.79%
Electric - 4.68%
Transportation - 3.57%
Retail - 3.36%
Coal - 3.13%

The percentages in the above chart are based on the portfolio holdings as a percentage of net assets of the Fund as of June 30, 2015, and are subject to change.

SMH Representation Trust
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - (0.00%)

	Hotels Restaurants & Leisure - (0.00%)
2,429	Trump Entertainment Resorts, Inc. **†#	$—
	TOTAL COMMON STOCK (Cost $7,362)	—

Principal
	CONVERTIBLE CORPORATE BONDS - (4.79%)

	Biotechnology - (4.79%)
$1,528,000	PDL BioPharma, Inc., 4.00%, 2/1/2018	1,448,735

	Semiconductors & Semiconductor Equipment - (0.00%)
4,588,000	Energy Conversion Devices, Inc.***#	—

	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $2,893,265)	1,448,735

	CORPORATE BONDS - (82.17%)

	Coal - (3.13%)
3,515,000	Alpha Natural Resources, Inc., 9.75%, 4/15/2018 ***	250,444
4,794,000	Arch Coal, Inc., 7.00%, 6/15/2019	695,130
		945,574
	Cosmetics - (5.06%)
1,890,000	Elizabeth Arden, Inc., 7.375%, 3/15/2021	1,530,900

	Diversified Financial Services - (1.43%)
847,000	Community Choice Financial, Inc., 10.75%, 5/1/2019	433,029

	Electric - (4.68%)
1,490,000	GenOn Americas Generation, LCC, 8.50%, 10/1/2021	1,415,500

	Electrical Component & Equipment - (6.29%)
874,000	General Cable Corp., 6.75%, 10/1/2022 ^	819,375
1,191,000	GrafTech International, Ltd, 6.375%, 11/15/2020	1,083,810
		1,903,185
	Lodging - (5.19%)
2,002,000	Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/2017 ***	1,571,570

	Mining - (17.97%)
1,820,000	Coeur D’Alene Mines Corp., 7.875%, 2/1/2021	1,542,450
1,827,000	Hecla Mining Company, 6.875%, 5/1/2021	1,728,799
1,345,000	Hudbay Minerals, Inc., 9.50%, 10/1/2020	1,425,700
3,369,000	Molycorp, Inc., 10.00%, 6/1/2020 ***	741,180
		5,438,129
	Oil & Gas - (17.57%)
1,788,000	Forbes Energy Services Ltd., 9.00%, 6/15/2019	1,430,400
1,550,000	Northern Oil and Gas, Inc., 8.00%, 6/1/2020	1,410,500
1,666,000	Penn Virginia Corp., 7.25%, 4/15/2019	1,432,760
2,439,000	SandRidge Energy, Inc., 8.125%, 10/15/2022	1,042,672
		5,316,332
	Retail - (3.36%)
1,003,000	Cash America International, Inc., 5.75%, 5/15/2018	1,015,538

The accompanying notes are an integral part of these financial statements.

SMH Representation Trust
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Principal		Value

	Semiconductors - (5.11%)
$1,751,000	Advanced Micro Devices, Inc., 7.50%, 8/15/2022	$1,545,257

	Transportation - (3.57%)
1,098,000	Era Group Inc., 7.75%, 12/15/2002	1,078,785

	Telecommunications - (8.82%)
1,003,000	Earthlink Holdings Corp., 7.375%, 6/1/2020	1,043,120
1,672,000	Sprint Capital Corp., 8.75%, 3/15/2032	1,626,020
		2,669,140

	TOTAL CORPORATE BONDS (Cost $37,312,493)	24,862,939

Shares
	SHORT-TERM INVESTMENTS - (13.20%)

3,994,073	Fidelity Institutional Money Market Fund - Institutional Class, 0.14% *	3,994,073
	TOTAL SHORT-TERM INVESTMENTS - (Cost $3,994,073)	3,994,073

	TOTAL INVESTMENTS (Cost $44,207,193)(a) - 100.16%	$30,305,747

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.16%)	(48,884)

	NET ASSETS - 100.00%	$30,256,863

*	Money Market Fund: interest rate reflects seven-day yield on June 30, 2015.

**	The security is illiquid; the security represents 0.00% of net assets.

***	Represents issuer in default on interest payments; non-income producing security.

†	Non-income producing security.

#	The value of this security has been determined in good faith under policies of the Board of Trustees.

^	Step-Up Bond; the interest rate shown is the rate in effect as of June 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $44,208,261, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$13,753
Unrealized depreciation	(13,916,267)
Net unrealized depreciation	$(13,902,514)

Country of Issuer	Percentage
United States	82.25%
Canada	4.71%
86.96%

Percentages in the above table are based on net assets and excludes short-term investments and cash, of the Fund as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

SMH Representation Trust
Statement of Assets and Liabilities
June 30, 2015

ASSETS:
Investments, at cost	$44,207,193
Investments, at value	$30,305,747
Interest receivable	458,117
Due from Advisor	26,142
Prepaid expenses and other assets	16,453
Total Assets	30,806,459

LIABILITIES:
Due to custodian	168,450
Payable for Fund shares redeemed	67,996
Due to other related parties	17,120
Distributions payable	278,923
Fees payable to other affiliates	1,928
Accrued expenses and other liabilities	15,179
Total Liabilities	549,596

Net Assets	$30,256,863

NET ASSETS CONSIST OF:
Paid in capital	$55,295,398
Accumulated net realized loss on investments	(11,137,089)
Net unrealized depreciation on investments	(13,901,446)
Net Assets	$30,256,863
Shares of beneficial interest outstanding (a)	4,767,144
Net asset value, offering and redemption price per share	$6.35

(a)	Unlimited number of shares of no par value beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

SMH Representation Trust
Statement of Operations
For the Year Ended June 30, 2015

Investment Income:
Interest income	$3,623,769
Total Investment Income	3,623,769

Operating Expenses:
Investment advisory fees	251,419
Administration fees	68,505
Compliance officer fees	14,983
Mfund service fees	14,754
Registration fees	14,168
Audit fees	12,501
Legal fees	7,720
Custody fees	7,212
Trustees’ fees	5,165
Printing expense	4,891
Insurance expense	3,983
Networking fees	516
Total Operating Expenses	405,817
Less: Fees waived and expenses reimbursed by Advisor	(405,817)
Net Operating Expenses	—
Net Investment Income	3,623,769

Realized and Unrealized Loss from Investments:
Net realized loss from:
Investments	(3,262,098)
Net change in unrealized depreciation on:
Investments	(10,485,057)
Net Realized and Unrealized Loss from Investments	(13,747,155)

Net Decrease in Net Assets Resulting From Operations	$(10,123,386)

The accompanying notes are an integral part of these financial statements.

SMH Representation Trust
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2015	June 30, 2014
Operations:
Net investment income	$3,623,769	$6,017,993
Net realized loss from investments	(3,262,098)	(6,963,850)
Net change in unrealized appreciation (depreciation) on investments	(10,485,057)	4,498,520

Net increase (decrease) in net assets resulting from operations	(10,123,386)	3,552,663

Distributions to Shareholders from:
Net investment income	(3,945,628)	(6,163,506)
Net realized capital gains	—	(2,209,419)
Return of Capital	(73,835)	—
Total distributions to shareholders	(4,019,463)	(8,372,925)

Share Transactions of Beneficial Interest
Net proceeds from shares sold	9,613,978	7,971,291
Reinvestment of dividends and distributions	483,994	961,153
Cost of shares redeemed	(29,916,004)	(23,637,785)
Net decrease in net assets from share transactions of beneficial interest	(19,818,032)	(14,705,341)

Total decrease in net assets	(33,960,881)	(19,525,603)

Net Assets:
Beginning of year	64,217,744	$83,743,347
End of year*	$30,256,863	$64,217,744
* Includes undistributed net investment income	$—	$291,178

Share Activity:
Shares Sold	1,259,951	887,515
Shares Reinvested	67,318	108,521
Shares Redeemed	(3,994,132)	(2,650,005)
Net decrease in shares of beneficial interest outstanding	(2,666,863)	(1,653,969)

The accompanying notes are an integral part of these financial statements.

SMH Representation Trust
Financial Highlights
For a share outstanding throughout each year presented

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011

Net asset value, beginning of year	$8.64	$9.21	$9.67	$10.72	$10.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.60	(A)	0.72	(A)	0.73	(A)	0.94	(A)	0.97
Net realized and unrealized gain (loss) on investments	(2.20)	(0.29)	(0.18)	(0.32)	0.88
Total from investment operations	(1.60)	0.43	0.55	0.62	1.85
LESS DISTRIBUTIONS:
From net investment income	(0.68)	(0.74)	(0.73)	(0.94)	(0.98)
From net realized gains on investments	—	(0.26)	(0.28)	(0.73)	(0.18)
From Return of Capital	(0.01)	—	—	—	—
Total distributions	(0.69)	(1.00)	(1.01)	(1.67)	(1.16)

Net asset value, end of year	$6.35	$8.64	$9.21	$9.67	$10.72

Total return (B)	(19.22	)% (E)	4.87%	5.80%	6.96%	18.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$30,257	$64,218	$83,743	$81,475	$66,801
Ratios to average net assets:
Expenses, before waiver and reimbursement (C)	0.89%	0.81%	0.77%	0.79%	0.80%
Expenses, net waiver and reimbursement (C)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income, before waiver and reimbursement (C)(D)	7.06%	7.17%	6.91%	8.69%	8.09%
Portfolio turnover rate	34%	63%	61%	35%	61%

(A)	Per share amounts calculated using average shares method.

(B)	Total returns in the above table are historical in nature and represent the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived its fees and reimbursed expenses, total returns would have been lower.

(C)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

SMH REPRESENTATION TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2015	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”,) was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following series: SMH Representation Trust (the “Fund”). The Fund is registered as non-diversified. The Fund’s investment advisor is SMH Capital Advisors, Inc. (the “Advisor” or “SMH”).

The Fund commenced operations on May 24, 2010. The Fund’s investment objective is to provide a high level of current income with capital appreciation as a secondary objective.

The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a) Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed- end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchanged traded fund purchased by the Fund will not change. Short- term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represents fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

SMH REPRESENTATION TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2015 for the Fund’s assets measured at fair value:

		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications (a)(b)	(Quoted Prices)	Observable Inputs)	Inputs)		Totals
Common Stock	$—	$—	$—	(c)	$—
Convertible Corporate Bonds	—	1,448,735	—	(c)	1,448,735
Corporate Bonds	—	24,862,939	—		24,862,939
Short -Term Investments	3,994,073	—	—		3,994,073
Total	$3,994,073	$26,311,674	$—		$30,305,747

(a)	There were no transfers into or out of Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

(b)	For a detailed break-out by industry classification, please refer to the Portfolio of Investments.

(c)	Included in Level 3 for common stock is Trump Entertainment Resorts, an unlisted security, with $0 market value. Also included in convertible corporate bonds is Energy Conversion Devices, Inc., an escrow receipt, with $0 market value.

The following is a reconciliation of assets for which Level 3 inputs were used in determining value:

Trump
	Entertainment	Energy Conversion
	Resorts, Inc.	Devices, Inc.

Beginning balance July 1, 2014	$—	$—
Total realized gain/(loss)	—	—
Change in unrealized depreciation	—	—
Capital Distribution	—	—
Tax Basis Adjustment	—	—
Net transfers in/(out) of Level 3	—	—
Ending balance June 30, 2015	$—	$—

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2015, was $0.

Quantitative disclosures of unobservable inputs and assumptions used by SMH Representation Trust.
Investments in Securities:

Common Stocks	Fair Value	Valuation Techniques	Unobservable Input
Trump Entertainment Resorts, Inc.	$—	Bankruptcy	Expected future cash
Convertible Corporate Bonds			flows
Energy Conversion Devices, Inc.	$—	Bankruptcy	Expected future cash
Total Fair Value Securities:	$—		flows

Fair value securities as a percentage of total Net Assets 0.00%.

b) Federal Income Tax—The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended June 30, 2015, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of June 30, 2015, the Fund did not incur any interest or penalties. As required, management has analyzed the Fund’s tax positions taken or to be taken on Federal income tax returns for all open tax years (tax years ended June 30, 2012, June 30, 2013, June 30, 2014 and June 30, 2015) and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s filings is presently in progress.

SMH REPRESENTATION TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

c) Distribution to Shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least monthly. Distributable net realized gains, if any, are declared and distributed annually.

d) Security Transactions and Investment Income—Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

e) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f) Commitments and Contingencies—In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2015, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 14,748,072	$ 37,606,553

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

SMH Capital Advisors, Inc. (the “Advisor”) acts as investment manager to the Fund pursuant to the terms of the Investment Advisory Agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Advisor manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Advisor provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Advisor, as of the last day of each month, an annualized fee equal to 0.55% of average net assets of the Fund, such fees to be computed daily based upon daily average net assets of the Fund. For the year ended June 30, 2015, management fees of $251,419 were incurred by the Fund, before the waiver and reimbursement described below. As of June 30, 2015, there were no advisory fees payable to the Advisor. As of June 30, 2015, the Advisor owed the Fund $26,142, which has since been collected.

The Advisor and the Fund have entered into an Expense Limitation Agreement under which the Advisor has agreed to waive 100% of its investment advisory fee and reimburse the ordinary operating expenses of the Fund. If the Advisor were to charge the Fund for its investment advisor services, the Advisor would be paid a monthly management fee at the annual rate of 0.55% of the average daily net assets of the Fund. However, the Fund is an integral part of one or more “wrap fee” programs sponsored by investment advisors or broker dealers that are not affiliated with the Advisor or the Fund. Participants in these programs pay a “wrap” fee to the sponsor of the program, a portion of which is paid to the Advisor pursuant to one or more agreements between the Advisor and the program sponsors. The Advisor pays expenses incurred by it in connection with acting as the advisor to the Fund, other than costs (including taxes and brokerage commissions, 12b-1 fees, sales charges, leverage interest, dividend expense on securities sold short, expenses incurred in connection with any merger or reorganization, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Advisory Agreement). The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, with the exception of specific items of expense (as detailed in the Advisory Agreement). Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the year ended June 30, 2015, the Advisor waived advisory fees and reimbursed expenses of $405,817. The Advisor may recapture $658,142, no later than June 30, 2016, $608,180, no later than June 30, 2017, and $405,817 no later than June 30, 2018, subject to the terms of the Expense Limitation Agreement.

SMH REPRESENTATION TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

Trustees who are not “interested persons” as that term is defined in the 1940 Act, will be paid a quarterly retainer of $350 per Fund and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and supervisory services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended June 30, 2015, SMH Representation Trust incurred $14,754 for such fees, of which $1,928 was payable at June 30, 2015.

A Trustee and Officer of the Trust is also the controlling member of MFund Services and Catalyst Capital Advisors LLC (an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacity.

Effective April 2015, Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Fund based on average daily net assets of the Fund. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse the Fund’s Distributor and Manager for distribution related expenses. The Plan has not been activated by the Fund and the Fund has no present intention to activate the Plan. For the year ended June 30, 2015, the Fund did not incur any 12b-1 expenses.

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended June 30, 2015 and year ended June 30, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2015	June 30, 2014
Ordinary Income	$3,945,628	$6,163,506
Long-Term Capital Gain	—	2,209,419
Return of Capital	73,835	—
	$4,019,463	$8,372,925

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October and	Other		Unrealized	Total
Ordinary	Long-Term	Late Year	Book/Tax	Capital Loss	Appreciation/	Accumulated
Income	Gains	Losses	Differences	Carry Forwards	(Depreciation)	Earnings/(Deficits)
$—	$—	$(4,529,839)	$—	$(6,606,182)	$(13,902,514)	$(25,038,535)

The difference between book basis and tax basis accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $4,529,839.

SMH REPRESENTATION TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015	ANNUAL REPORT

At June 30, 2015, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring FYE	Short-Term	Long Term	Total
$—	$—	$6,606,182	$6,606,182

Permanent book and tax differences, primarily attributable to section 305(c) deemed divided distribution, resulted in reclassification for the year ended June 30, 2015 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$30,681	$(30,681)

(5)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of SMH Representation Trust

We have audited the accompanying statement of assets and liabilities of SMH Representation Trust (the “Fund”), a series of shares of beneficial interest in Mutual Fund Series Trust, including the portfolio of investments, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMH Representation Trust as of June 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 31, 2015

SMH REPRESENTATION TRUST
Expense Examples (Unaudited)
June 30, 2015	ANNUAL REPORT

Information About Your Fund’s Expenses – SMH Representation Trust (the “Fund”)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as the redemption fees imposed by the Fund for certain redemptions by wire; and (2) ongoing costs, including management fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1/1/15 through 6/30/15.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made on 01/01/15). You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the period from 1/1/15 through 6/30/15

	Beginning	Ending Account
	Account Value	Value	Expenses Paid
	1/1/15	6/30/15	During Period**

	$ 1,000.00	$ 992.30	$ 0.00

	Beginning	Ending Account
	Account Value	Value	Expenses Paid
Hypothetical 5% Fund Return	1/1/15	6/30/15	During Period**

SMH Representation Trust	$1,000.00	$1,024.79	$ 0.00

**	Expenses are equal to the Fund’s annualized expenses ratio of 0.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

SMH REPRESENTATION TRUST
ADDITIONAL INFORMATION (Unaudited)
June 30, 2015	ANNUAL REPORT

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	42	Variable Insurance Trust since 2010

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	42	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	42	Variable Insurance Trust since 2010

SMH REPRESENTATION TRUST
ADDITIONAL INFORMATION (Unaudited)
June 30, 2015	ANNUAL REPORT

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Member, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; President, MFund Distributors LLC, 10/2012-present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	42	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC, since 2012; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

SMH REPRESENTATION TRUST
ADDITIONAL INFORMATION (Unaudited)
June 30, 2015	ANNUAL REPORT

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011- 12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007- 2011.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer and AML Officer	Chief Compliance Officer Since 5/2015; AML Officer Since 8/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010.	N/A	N/A

SMH REPRESENTATION TRUST
ADDITIONAL INFORMATION (Unaudited)
June 30, 2015	ANNUAL REPORT

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust and Variable Insurance Trust, a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund advisor.

SMH REPRESENTATION TRUST

ADDITIONAL INFORMATION (Unaudited)

June 30, 2015	ANNUAL REPORT

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

This Page Intentionally Left Blank.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
SMH Capital Advisors, Inc.
4800 Overton Plaza
Suite 300
Fort Worth, TX 76109

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
7 Easton Oval
Columbus, OH 43215

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2015	2014
SMH Representation Trust	11,500	12,500

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2015	2014
SMH Representation Trust	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2014 and 2013 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2014 and 2013 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: September 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: September 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Treasurer
Date: September 2, 2015